UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 15, 2010

Columbia Sportswear Company

(Exact name of registrant as specified in its charter)

Commission File No. 0-23939

Oregon	93-0498284
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

14375 Northwest Science Park Drive Portland, Oregon	97229
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 985-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 15, 2010, Columbia Sportswear Company (the “Company”) entered into a credit agreement (the “Credit Agreement”) with Wells Fargo Bank, National Association (“Wells Fargo”), as the administrator for the lenders and as a lender, and Bank of America, N.A. (“Bank of America”), as a lender. The Credit Agreement supersedes and replaces in its entirety the Company’s prior credit agreement with Wells Fargo dated December 16, 2004, as amended, and an uncommitted line of credit from Bank of America dated December 1, 2009.

Under the Credit Agreement the Company may borrow, repay, and re-borrow from the lenders during the term of the agreement amounts not exceeding $125,000,000 at any time. Loans under the Credit Agreement are unsecured and bear interest, at the Company’s option, at a fluctuating rate based on the Base Rate plus a specified Base Rate Margin (as these terms are defined in the Credit Agreement) or at a fixed rate equal to the LIBOR plus the LIBOR Margin (as these terms are defined in the Credit Agreement). The Company’s obligations under the Credit Agreement are guaranteed by Columbia Sportswear USA Corporation. The Credit Agreement, filed as an exhibit to this Form 8-K, is hereby incorporated into this Form 8-K.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

The Company’s prior credit agreement with Wells Fargo dated December 16, 2004, as amended, and an uncommitted line of credit from Bank of America dated December 1, 2009, are superseded and replaced in entirety by the Credit Agreement entered into on June 15, 2010 with Wells Fargo and Bank of America. Material early termination penalties were not incurred. The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Credit Agreement is incorporated into this Item 1.02 by this reference.

ITEM 2.03 CREATION OF A DIRECT FINANICAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information disclosed under Item 1.01 is incorporated into this Item 2.03 by this reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

10.1	Credit Agreement dated as of June 15, 2010 among Columbia Sportswear Company, Wells Fargo Bank, National Association, as the administrator for the lenders and as a lender, and Bank of America, N.A., as a lender.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Sportswear Company

Date: June 15, 2010	By:	/s/ Peter J. Bragdon
	Name:	Peter J. Bragdon
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
10.1	Credit Agreement dated as of June 15, 2010 among Columbia Sportswear Company, Wells Fargo Bank, National Association, as the administrator for the lenders and as a lender, and Bank of America, N.A., as a lender.